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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 1, 2006


                         NATIONAL HEALTH PARTNERS, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

               INDIANA                   000-51731             04-3786176
    State or Other Jurisdiction of      (Commission           (IRS Employer
    Incorporation or Organization)      File Number)      Identification Number)




               120 GIBRALTAR ROAD, SUITE 107
                   HORSHAM, PENNSYLVANIA                         19044
         (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On April 1, 2006, National Health Partners, Inc. (the "Company") entered into a Termination and Mutual Release (the "Termination and Release") with Centerpointe Property, LLC. Under the Termination and Release: (i) the Commercial Office Lease (the "Lease") dated June 13, 2005 between the Company and Centerpointe with respect to the office space the Company was leasing in the Centerpointe Office Building located in Sarasota, Florida was terminated effective April 1, 2006; (ii) the Company issued 10,000 shares of its common stock, $.001 par value per share, to Centerpointe in full payment of all rent and other expenses that were due and payable under the Lease on April 1, 2006; and (iii) the Company and Centerpointe agreed to release each other from any and all claims that they may now hold or may in the future hold arising out of the Lease. The Company did not incur any material early termination penalties in connection with the termination of the Lease.

         The Lease was for approximately 4,000 square feet of office space located at 2033 Main Street, Suite 501, Sarasota, Florida 34237 and was for a five-year term commencing July 1, 2005 and ending June 30, 2010. The initial monthly rent payment, including expenses, due under the Lease was approximately $8,200. The aggregate amount of all future rent and other expenses that would have accrued under the Lease is approximately $500,000. Ronald F. Westman and his wife own all of the outstanding membership interests in Centerpointe Property, LLC. Mr. Westman beneficially owns approximately 26% of the Company's common stock and served as a member of the Company's board of directors from June 29, 2005 to September 26, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL HEALTH PARTNERS, INC.



Dated: April 6, 2006                   /s/  David M. Daniels
                                       -----------------------------------------
                                       David M. Daniels
                                       Chief Executive Officer